SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549




                                    FORM 8-K

                                 CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) September 8, 1997
                                                 ----------------


                     FORD MOTOR CREDIT COMPANY
      (Exact name of registrant as specified in its charter)

          Delaware                  1-6368              38-1612444
- -----------------------     -----------------------  -------------------
(State or other juris-      (Commission File Number   (IRS Employer
 diction of incorporation          Number)           Identification No.)

The American Road, Dearborn, Michigan                        48121
- ----------------------------------------                   ----------
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code 313-322-3000

<PAGE 2>
ITEM 5. Other Events.

     Ford Motor Credit Company, a Delaware corporation (the "Company"), has registered Debt Securities ("Debt Securities") pursuant to Registration Statement No. 33-64263. The Debt Securities were registered on Form S-3 to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933. The Company has created a series of Debt Securities for issuance under an Indenture dated as of August 1, 1994, between the Company and First Union National Bank (formerly First Fidelity Bank, National Association) (the "Indenture") in the aggregate principal amount of $1,000,000,000. Such series has been designated as the Company's 6.550% Notes due September 10, 2002 (the "Notes"). The entire issue of the Notes will be represented by five Global Securities, each in the aggregate principal amount of $200,000,000 (the "Global Securities") except that in certain circumstances as provided in such Indenture, the Global Securities will be exchanged for Notes in definitive form (the "Definitive Notes"). Copies of the form of specimen Global Security and form of Definitive Note are being filed as exhibits to this report.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                              EXHIBITS

Designation       Description                         Method of Filing
- -----------       -----------                         ----------------
Exhibit 4.1       Form of specimen Global Security    Filed with this Report.
                  relating to Ford Motor Credit
                  Company's 6.550% Notes due
                  September 10, 2002.

Exhibit 4.2       Form of Definitive Note relating    Filed with this Report.
                  to Ford Motor Credit Company's
                  6.550% Notes due September 10,
                  2002.

Exhibit 8.1       Opinion of Shearman & Sterling.     Filed with this Report.

Exhibit 8.2       Opinion of Sullivan & Cromwell.     Filed with this Report.

Exhibit 23.1      Consent of Shearman & Sterling      Filed with this Report.
                  is contained in their opinion set
                  forth in Exhibit 8.1.

Exhibit 23.2      Consent of Sullivan & Cromwell      Filed with this Report.
                  is contained in their opinion set
                  forth in Exhibit 8.2.

<Page 3>
                              SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


                                              FORD MOTOR CREDIT COMPANY
                                                     (Registrant)


Date:  September 8, 1997                         By:/s/R. P. Conrad
                                                 -----------------
                                                    R. P. Conrad
                                                    Assistant Secretary

                                EXHIBIT INDEX

Designation                   Description
- -----------                   -----------
Exhibit 4.1       Form of specimen Global Security
                  relating to Ford Motor Credit
                  Company's 6.550% Notes due
                  September 10, 2002.

Exhibit 4.2       Form of Definitive Note relating
                  to Ford Motor Credit Company's
                  6.550% Notes due September 10, 2002.

Exhibit 8.1       Opinion of Shearman & Sterling.

Exhibit 8.2       Opinion of Sullivan & Cromwell.

Exhibit 23.1      Consent of Shearman & Sterling
                  is contained in their opinion set
                  forth in Exhibit 8.1.

Exhibit 23.2      Consent of Sullivan & Cromwell
                  is contained in their opinion set
                  forth in Exhibit 8.2.